UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 10, 2016

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5757 North Green Bay Avenue Milwaukee Wisconsin	53209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 414-524-1200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement

Amendment to Existing Credit Agreement

On March 10, 2016, Johnson Controls, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to that certain Credit Agreement, dated as of August 6, 2013, among the Company, the financial institutions parties thereto and JPMorgan Chase Bank, N.A., as administrative agent (as amended, the “Existing Credit Agreement”). The Amendment made certain changes to the Existing Credit Agreement to permit the Company’s pending merger with Tyco International plc, an Irish public limited company (“Tyco”), pursuant to the previously disclosed Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 24, 2016, by and among the Company, Tyco and Jagara Merger Sub LLC, a Wisconsin limited liability company and indirect wholly owned subsidiary of Tyco (“Merger Sub”).

New Credit Agreement

On March 10, 2016, the Company entered into a Credit Agreement among the Company, the financial institutions parties thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “New Credit Agreement”).  The New Credit Agreement is intended to replace the Existing Credit Agreement upon the consummation of the merger of Merger Sub and the Company whereby, as contemplated by the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”) with the Company surviving the Merger as an indirect wholly-owned subsidiary of Tyco. As previously disclosed, following the Merger, Tyco intends to change its name to “Johnson Controls plc” (the “Parent”).

The New Credit Agreement provides for a revolving credit facility that matures on August 7, 2020. The initial maximum aggregate amount of availability under the revolving credit facility is $2.0 billion. Borrowings and letters of credit under the New Credit Agreement will become available only upon the consummation of the Merger and the satisfaction of certain other closing conditions (the date on which such conditions are satisfied, the “Closing Date”).  Availability under the revolving credit facility will be reduced by any outstanding letters of credit. The Company expects that the revolving credit facility will be used for general corporate purposes.

All borrowings under the New Credit Agreement are unsecured. However, the Principal Borrower (as defined in the New Credit Agreement) will unconditionally guarantee the obligations of its wholly-owned consolidated subsidiaries that from time to time become borrowers under the New Credit Agreement and, from and after the Closing Date, all obligations under the New Credit Agreement will be unconditionally guaranteed by Parent, Tyco Fire & Security Finance S.C.A. and Tyco International Finance S.A. (prior to it becoming the Principal Borrower).

The New Credit Agreement contains various restrictions and covenants applicable, from and after the Closing Date, to Parent and, with certain exceptions, its subsidiaries. Among other requirements, the Parent must maintain consolidated shareholders’ equity of at least $3.5 billion.

The New Credit Agreement also contains customary events of default operative from and after the Closing Date. If an event of default under the New Credit Agreement occurs and is continuing, then the administrative agent may declare any outstanding obligations under the New Credit Agreement to be immediately due and payable. In addition, if Parent or any of its significant subsidiaries becomes the subject of voluntary or involuntary proceedings under any bankruptcy, insolvency or similar law, then any outstanding obligations under the New Credit Agreement will automatically become immediately due and payable.

The foregoing descriptions of the Amendment and the New Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment and the New Credit Agreement, as applicable, filed herewith as Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated herein by reference.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

This communication is not intended to be and is not a prospectus for the purposes of Part 23 of the Companies Act 2014 of Ireland (the “2014 Act”), Prospectus (Directive 2003/71/EC) Regulations 2005 (S.I. No. 324 of 2005) of Ireland (as amended from time to time) or the Prospectus Rules issued by the Central Bank of Ireland pursuant to section 1363 of the 2014 Act, and the Central Bank of Ireland (“CBI”) has not approved this communication.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction between Johnson Controls, Inc. (“Johnson Controls” or the “Company”) and Tyco International plc (“Tyco”), Tyco will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Johnson Controls and Tyco that also constitutes a prospectus of Tyco (the “Joint Proxy Statement/Prospectus”). Johnson Controls and Tyco plan to mail to their respective shareholders the definitive Joint Proxy Statement/Prospectus in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF JOHNSON CONTROLS AND TYCO ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT JOHNSON CONTROLS, TYCO, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Johnson Controls and Tyco through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC by Johnson Controls by contacting Johnson Controls Shareholder Services at Shareholder.Services@jci.com or by calling (800) 524-6220 and will be able to obtain free copies of the documents filed with the SEC by Tyco by contacting Tyco Investor Relations at Investorrelations@Tyco.com or by calling (609) 720-4333.

PARTICIPANTS IN THE SOLICITATION

Johnson Controls, Tyco and certain of their respective directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Johnson Controls and Tyco in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Joint Proxy Statement/Prospectus when it is filed with the SEC. Information regarding Johnson Controls’ directors and executive officers is contained in Johnson Controls’ proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on December 14, 2015. Information regarding Tyco’s directors and executive officers is contained in Tyco’s proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on January 15, 2016.

JOHNSON CONTROLS CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

There may be statements in this communication that are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and, therefore, subject to risks and uncertainties, including, but not limited to, statements regarding Johnson Controls’ or the combined company’s future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Johnson Controls cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Johnson Controls’ control, that could cause Johnson Controls’ or the combined company’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: Johnson Controls’ and/or Tyco’s ability to obtain necessary regulatory approvals and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, any delay or inability of the combined company to realize the expected benefits and synergies of the transaction, changes in tax laws, regulations, rates, policies or interpretations, the loss of key senior management, anticipated tax treatment of the combined company, the value of the Tyco shares to be issued in the transaction, significant transaction costs and/or unknown liabilities, potential litigation relating to the proposed transaction, the risk that disruptions from the proposed transaction will harm Johnson Controls’ business, competitive responses to the proposed transaction and general economic and business conditions that affect the combined company following the transaction. A detailed discussion of risks related to Johnson Controls’ business is included in the section entitled “Risk Factors” in Johnson Controls’ Annual Report on Form 10-K for the fiscal year ended September 30, 2015 filed with the SEC on November 18, 2015 and available at www.sec.gov and www.johnsoncontrols.com under the “Investors” tab. Any forward-looking statements in this communication are only made as of the date of this communication, unless otherwise specified, and, except as required by law, Johnson Controls assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this communication.

Item 9.01                   Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
4.1	Amendment No. 1 to Credit Agreement, dated as of March 10, 2016, among Johnson Controls, Inc., the financial institutions parties thereto and JPMorgan Chase Bank, N.A., as administrative agent.

4.2	Credit Agreement, dated as of March 10, 2016, among Johnson Controls, Inc., the financial institutions parties thereto and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

Date: March 16, 2016	By:	/s/ Brian J. Stief
		Name:	Brian J. Stief
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amendment No. 1 to Credit Agreement, dated as of March 10, 2016, among Johnson Controls, Inc., the financial institutions parties thereto and JPMorgan Chase Bank, N.A., as administrative agent.

4.2	Credit Agreement, dated as of March 10, 2016, among Johnson Controls, Inc., the financial institutions parties thereto and JPMorgan Chase Bank, N.A., as administrative agent.